                                                        Exhibit 99.10
--------------------------------------------------------------------------------
                                                        Monthly Operating Report
--------------------------------------
CASE NAME: Flight One Logistics, Inc.                  ACCRUAL BASIS
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
--------------------------------------

--------------------------------------
JUDGE: Barbara J. Houser
--------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Drew Keith                                        Chief Financial Officer
-------------------------------------------        -----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                       TITLE

Drew Keith                                                  6/20/2002
-------------------------------------------        -----------------------------
PRINTED NAME OF RESPONSIBLE PARTY                             DATE

PREPARER:

/s/ Jessica L. Wilson                                   Chief Accounting Officer
-------------------------------------------        -----------------------------
ORIGINAL SIGNATURE OF PREPARER                                TITLE

Jessica L. Wilson                                           6/20/2002
-------------------------------------------        -----------------------------
PRINTED NAME OF PREPARER                                      DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
--------------------------------------
CASE NAME: Flight One Logistics, Inc.                   ACCRUAL BASIS-1
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
--------------------------------------

---------------------------------------------------
COMPARATIVE BALANCE SHEET
-----------------------------------------------------------------------------------------------
                                                          MONTH          MONTH         MONTH
                                           SCHEDULE     ---------------------------------------
ASSETS                                      AMOUNT      April 2002      May 2002
-----------------------------------------------------------------------------------------------
1.    UNRESTRICTED CASH                                 $       0       $      0        $0
-----------------------------------------------------------------------------------------------
2.    RESTRICTED CASH                                   $       0       $      0        $0
-----------------------------------------------------------------------------------------------
3.    TOTAL CASH                          $      0      $       0       $      0        $0
-----------------------------------------------------------------------------------------------
4.    ACCOUNTS RECEIVABLE (NET)                         $  20,742       $ 20,742        $0
-----------------------------------------------------------------------------------------------
5.    INVENTORY                                         $       0       $      0        $0
-----------------------------------------------------------------------------------------------
6.    NOTES RECEIVABLE                                  $       0       $      0        $0
-----------------------------------------------------------------------------------------------
7.    PREPAID EXPENSES                                  $       0       $      0        $0
-----------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                 $ 39,149          ($556)         ($556)       $0
-----------------------------------------------------------------------------------------------
9.    TOTAL CURRENT ASSETS                $ 39,149      $  20,186       $ 20,186        $0
-----------------------------------------------------------------------------------------------
10.   PROPERTY, PLANT & EQUIPMENT                       $       0       $      0        $0
-----------------------------------------------------------------------------------------------
11.   LESS: ACCUMULATED
      DEPRECIATION/DEPLETION                            $       0       $      0        $0
-----------------------------------------------------------------------------------------------
12.   NET PROPERTY, PLANT &
      EQUIPMENT                           $      0      $       0       $      0        $0
-----------------------------------------------------------------------------------------------
13.   DUE FROM INSIDERS                                 $       0       $      0        $0
-----------------------------------------------------------------------------------------------
14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)                        $       0       $      0        $0
-----------------------------------------------------------------------------------------------
15.   OTHER (ATTACH LIST)                               $       0       $      0        $0
-----------------------------------------------------------------------------------------------
16.   TOTAL ASSETS                        $ 39,149      $  20,186       $ 20,186        $0
-----------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------
17.   ACCOUNTS PAYABLE                                  $       0       $      0        $0
-----------------------------------------------------------------------------------------------
18.   TAXES PAYABLE                                     $       0       $      0        $0
-----------------------------------------------------------------------------------------------
19.   NOTES PAYABLE                                     $       0       $      0        $0
-----------------------------------------------------------------------------------------------
20.   PROFESSIONAL FEES                                 $       0       $      0        $0
-----------------------------------------------------------------------------------------------
21.   SECURED DEBT                                      $       0       $      0        $0
-----------------------------------------------------------------------------------------------
22.   OTHER (ATTACH LIST)                               $       0       $      0        $0
-----------------------------------------------------------------------------------------------
23.   TOTAL POSTPETITION
      LIABILITIES                                       $       0       $      0        $0
-----------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------
24.   SECURED DEBT                                      $       0       $      0        $0
-----------------------------------------------------------------------------------------------
25.   PRIORITY DEBT                                     $       0       $      0        $0
-----------------------------------------------------------------------------------------------
26.   UNSECURED DEBT                                     ($16,740)      ($16,740)       $0
-----------------------------------------------------------------------------------------------
27.   OTHER (ATTACH LIST)                               $       0       $      0        $0
-----------------------------------------------------------------------------------------------
28.   TOTAL PREPETITION LIABILITIES       $      0       ($16,740)      ($16,740)       $0
-----------------------------------------------------------------------------------------------
29.   TOTAL LIABILITIES                   $      0       ($16,740)      ($16,740)       $0
-----------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------
30.   PREPETITION OWNERS' EQUITY                        $  38,956       $ 38,956        $0
-----------------------------------------------------------------------------------------------
31.   POSTPETITION CUMULATIVE
      PROFIT OR (LOSS)                                    ($2,030)       ($2,030)       $0
-----------------------------------------------------------------------------------------------
32.   DIRECT CHARGES TO EQUITY
      (ATTACH EXPLANATION)
-----------------------------------------------------------------------------------------------
33.   TOTAL EQUITY                        $      0      $  36,926       $ 36,926        $0
-----------------------------------------------------------------------------------------------
34.   TOTAL LIABILITIES &
      OWNERS' EQUITY                      $      0      $  20,186       $ 20,186        $0
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
----------------------------------------
CASE NAME: Flight One Logistics, Inc.                      ACCRUAL BASIS-2
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
----------------------------------------

----------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------------------------------------------------
                                               MONTH                 MONTH                 MONTH                QUARTER
                                             -----------------------------------------------------------
REVENUES                                     April 2002             May 2002                                     TOTAL
------------------------------------------------------------------------------------------------------------------------------
1.      GROSS REVENUES                                    $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
2.      LESS: RETURNS & DISCOUNTS                         $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
3.      NET REVENUE                                       $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------------------
4.      MATERIAL                                          $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
5.      DIRECT LABOR                                      $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
6.      DIRECT OVERHEAD                                   $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
7.      TOTAL COST OF GOODS SOLD                          $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
8.      GROSS PROFIT                                      $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------
9.      OFFICER/INSIDER COMPENSATION                      $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
10.     SELLING & MARKETING                               $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
11.     GENERAL & ADMINISTRATIVE                          $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
12.     RENT & LEASE                                      $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
13.     OTHER (ATTACH LIST)                               $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
14.     TOTAL OPERATING EXPENSES                          $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
15.     INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                                  $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------------------------------
16.     NON-OPERATING INCOME (ATT. LIST)                  $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
17.     NON-OPERATING EXPENSE (ATT. LIST)                 $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
18.     INTEREST EXPENSE                                  $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
19.     DEPRECIATION/DEPLETION                            $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
20.     AMORTIZATION                                      $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
21.     OTHER (ATTACH LIST)                               $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
22.     NET OTHER INCOME & EXPENSES                       $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------
23.     PROFESSIONAL FEES                                 $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
24.     U.S. TRUSTEE FEES                                 $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                               $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL REORGANIZATION EXPENSES                     $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
27.     INCOME TAX                                        $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
28.     NET PROFIT (LOSS)                                 $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report
-------------------------------------------
CASE NAME: Flight One Logistics, Inc.              ACCRUAL BASIS-3
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42069-BJH                         02/13/95, RWD, 2/96
-------------------------------------------

------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                   MONTH           MONTH           MONTH           QUARTER
                                                  -----------------------------------------
DISBURSEMENTS                                     April 2002       May 2002                          TOTAL
------------------------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                               $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                              $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------------------------------------
3.  PREPETITION                                             $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
4.  POSTPETITION                                            $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                                $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
------------------------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)                          $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                                          $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                                     $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS                            $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                                          $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                                    $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                             $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                                      $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID                           $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES                                   $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
16. UTILITIES                                               $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
17. INSURANCE                                               $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                                     $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                                        $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
20. TRAVEL                                                  $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                                           $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                                   $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
23. SUPPLIES                                                $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
24. ADVERTISING                                             $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                                     $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS                           $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
------------------------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                                       $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                                       $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                                     $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES                           $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                                     $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
32. NET CASH FLOW                                           $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH                                     $0             $0              $0              $0
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
-----------------------------------------------
CASE NAME: Flight One Logistics, Inc.                   ACCRUAL BASIS-4
-----------------------------------------------

-----------------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
-----------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                              SCHEDULE             MONTH           MONTH            MONTH
                                                                                 --------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                      AMOUNT            April 2002       May 2002
-----------------------------------------------------------------------------------------------------------------------------------
1.   0-30                                                                             $     0        $     0              $0
-----------------------------------------------------------------------------------------------------------------------------------
2.   31-60                                                                            $     0        $     0              $0
-----------------------------------------------------------------------------------------------------------------------------------
3.   61-90                                                                            $     0        $     0              $0
-----------------------------------------------------------------------------------------------------------------------------------
4.   91+                                                                              $20,742        $20,742              $0
-----------------------------------------------------------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE                                        $0              $20,742        $20,742              $0
-----------------------------------------------------------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE                                                  $     0        $     0              $0
-----------------------------------------------------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)                                        $0              $20,742        $20,742              $0
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                           MONTH:   May 2002
                                                                                         ------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                0-30             31-60                61-90             91+
TAXES PAYABLE                                   DAYS             DAYS                 DAYS              DAYS        TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
1.   FEDERAL                                        $0                $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
2.   STATE                                          $0                $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
3.   LOCAL                                          $0                $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
4.   OTHER (ATTACH LIST)                            $0                $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
5.   TOTAL  TAXES  PAYABLE                          $0                $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
6.   ACCOUNTS  PAYABLE                              $0                $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
STATUS OF POSTPETITION TAXES                                                       MONTH:   May 2002
                                                                                         ------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                            BEGINNING           AMOUNT                             ENDING
                                                              TAX            WITHHELD AND/        AMOUNT            TAX
FEDERAL                                                     LIABILITY*        OR ACCRUED           PAID           LIABILITY
-----------------------------------------------------------------------------------------------------------------------------------
1.   WITHHOLDING**                                                    $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**                                                  $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
3.   FICA-EMPLOYER**                                                  $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
4.   UNEMPLOYMENT                                                     $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
5.   INCOME                                                           $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)                                              $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
7.   TOTAL  FEDERAL  TAXES                                            $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
8.   WITHHOLDING                                                      $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
9.   SALES                                                            $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
10.  EXCISE                                                           $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
11.  UNEMPLOYMENT                                                     $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
12.  REAL PROPERTY                                                    $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
13.  PERSONAL PROPERTY                                                $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)                                              $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL                                              $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
16.  TOTAL TAXES                                                      $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

-----------------------------------------
CASE NAME: Flight One Logistics, Inc.            ACCRUAL BASIS-5
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42069-BJH                          02/13/95, RWD, 2/96
-----------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                 MONTH:      May 2002
                                       -----------------------------------------

----------------------------------------
BANK RECONCILIATIONS
                                                 Account #1              Account #2         Account #3
--------------------------------------------------------------------------------------------------------------------------
A.       BANK:                                     N/A
-------------------------------------------------------------------------------------------------------------
B.       ACCOUNT NUMBER:                           N/A                                                              TOTAL
-------------------------------------------------------------------------------------------------------------
C.       PURPOSE (TYPE):                           N/A
--------------------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                            $0
--------------------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                      $0
--------------------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                          $0
--------------------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                               $0
--------------------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                           $0               $0                 $0                 $0
--------------------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------------------
                                                  DATE OF             TYPE OF               PURCHASE           CURRENT
BANK, ACCOUNT NAME & NUMBER                      PURCHASE            INSTRUMENT              PRICE               VALUE
--------------------------------------------------------------------------------------------------------------------------
7.     N/A
--------------------------------------------------------------------------------------------------------------------------
8.     N/A
--------------------------------------------------------------------------------------------------------------------------
9.     N/A
--------------------------------------------------------------------------------------------------------------------------
10.    N/A
--------------------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                         $0                 $0
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------
CASH
--------------------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                             $0
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                                    $0
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

-----------------------------------------
CASE NAME: Flight One Logistics, Inc.               ACCRUAL BASIS-6
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42069-BJH                             02/13/95, RWD, 2/96
-----------------------------------------

                                                       MONTH: May 2002
                                                       -------------------------
-----------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------
                             INSIDERS
-------------------------------------------------------------------------
                            TYPE OF        AMOUNT          TOTAL PAID
          NAME              PAYMENT         PAID            TO DATE
-------------------------------------------------------------------------
1.  N/A
-------------------------------------------------------------------------
2.  N/A
-------------------------------------------------------------------------
3.  N/A
-------------------------------------------------------------------------
4.  N/A
-------------------------------------------------------------------------
5.  N/A
-------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO INSIDERS                               $0                $0
-------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                 PROFESSIONALS
--------------------------------------------------------------------------------------------------------------
                         DATE OF COURT                                                           TOTAL
                       ORDER AUTHORIZING        AMOUNT       AMOUNT          TOTAL PAID         INCURRED
          NAME             PAYMENT             APPROVED       PAID            TO DATE           & UNPAID *
--------------------------------------------------------------------------------------------------------------
1.  N/A
--------------------------------------------------------------------------------------------------------------
2.  N/A
--------------------------------------------------------------------------------------------------------------
3.  N/A
--------------------------------------------------------------------------------------------------------------
4.  N/A
--------------------------------------------------------------------------------------------------------------
5.  N/A
--------------------------------------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO PROFESSIONALS                               $0           $0               $0                  $0
--------------------------------------------------------------------------------------------------------------
* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
PAYMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                         SCHEDULED           AMOUNTS
                                          MONTHLY              PAID           TOTAL
                                         PAYMENTS             DURING          UNPAID
          NAME OF CREDITOR                 DUE                MONTH        POSTPETITION
--------------------------------------------------------------------------------------------
1.  N/A
--------------------------------------------------------------------------------------------
2.  N/A
--------------------------------------------------------------------------------------------
3.  N/A
--------------------------------------------------------------------------------------------
4.  N/A
--------------------------------------------------------------------------------------------
5.  N/A
--------------------------------------------------------------------------------------------
6.  TOTAL                                     $0                $0               $0
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report
------------------------------------------
CASE NAME: Flight One Logistics, Inc.         ACCRUAL BASIS-7
------------------------------------------

------------------------------------------
CASE NUMBER: 400-42069-BJH                          02/13/95, RWD, 2/96
------------------------------------------
                                               MONTH: May 2002
                                                     -----------------------

-----------------------------------
QUESTIONNAIRE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            YES                NO
-----------------------------------------------------------------------------------------------------------------------------------
 1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
        THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                                   X
-----------------------------------------------------------------------------------------------------------------------------------
 2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
        OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                             X
-----------------------------------------------------------------------------------------------------------------------------------
 3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE FROM RELATED PARTIES?                                                                                       X
-----------------------------------------------------------------------------------------------------------------------------------
 4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
        THIS REPORTING PERIOD?                                                                                                 X
-----------------------------------------------------------------------------------------------------------------------------------
 5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                                                                                 X
-----------------------------------------------------------------------------------------------------------------------------------
 6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                           X
-----------------------------------------------------------------------------------------------------------------------------------
 7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
        PAST DUE?                                                                                                              X
-----------------------------------------------------------------------------------------------------------------------------------
 8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                       X
-----------------------------------------------------------------------------------------------------------------------------------
 9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                             X
-----------------------------------------------------------------------------------------------------------------------------------
10.     ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
        DELINQUENT?                                                                                                            X
-----------------------------------------------------------------------------------------------------------------------------------
11.     HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
        REPORTING PERIOD?                                                                                                      X
-----------------------------------------------------------------------------------------------------------------------------------
12.     ARE ANY WAGE PAYMENTS PAST DUE?                                                                                        X
-----------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------
INSURANCE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            YES                NO
 1.     ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                                                                               X
-----------------------------------------------------------------------------------------------------------------------------------
 2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                                 X
-----------------------------------------------------------------------------------------------------------------------------------
 3.     PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
This is a non-operating entity. There are no assets or employees with which to cover with insurance.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
             TYPE  OF                                                                                           PAYMENT AMOUNT
              POLICY                          CARRIER                             PERIOD COVERED                & FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
        N/A
-----------------------------------------------------------------------------------------------------------------------------------
        N/A
-----------------------------------------------------------------------------------------------------------------------------------
        N/A
-----------------------------------------------------------------------------------------------------------------------------------
        N/A
-----------------------------------------------------------------------------------------------------------------------------------
        N/A
-----------------------------------------------------------------------------------------------------------------------------------
        N/A
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

-------------------------------------
CASE NAME: Flight One Logistics, Inc.                     FOOTNOTES SUPPLEMENT
-------------------------------------

-------------------------------------
CASE NUMBER: 400-42069-BJH                                    ACCRUAL BASIS
-------------------------------------
                                                  MONTH:        May 2002
                                                         -----------------------

------------------------------------------------------------------------------------------------
 ACCRUAL BASIS      LINE
  FORM NUMBER      NUMBER                            FOOTNOTE / EXPLANATION
-------------------------------------------------------------------------------------------------
       6                           All Professional fees related to the Reorganization of the
-------------------------------------------------------------------------------------------------
                                     Company are disbursed out of Kitty Hawk, Inc. (Parent
-------------------------------------------------------------------------------------------------
                                     Company). Refer to Case # 400-42141
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     General                       This is a non-operating Company.
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
       4              6            All assessments of uncollectible accounts receivable are done
-------------------------------------------------------------------------------------------------
                                      at Kitty Hawk, Inc. Refer to Case #400-42141. All reserves
-------------------------------------------------------------------------------------------------
                                      are recorded at Inc. and pushed down to Inc.'s subsidiaries
-------------------------------------------------------------------------------------------------
                                      as deemed necessary.
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
       3              28           All payments are made by Kitty Hawk, Inc. (Case #400-42141)
-------------------------------------------------------------------------------------------------

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

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

CASE NAME: Flight One Logistics, Inc.

CASE NUMBER: 400-42069-BJH

Details of Other Items

ACCRUAL BASIS-1                               May 2002


8.  OTHER (ATTACH LIST)               $            (556)Reported
       Intercompany Receivables       ------------------
                                                   (556)Detail
                                      ------------------
                                                      - Difference